United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 1, 2021
Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

200 East Randolph Drive,	Chicago,	IL	60601
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(312)	782-5800
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	JLL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 1, 2021, Benjamin Hawke, the Assistant Global Controller of Jones Lang LaSalle Incorporated (the “Company”), was appointed as the Company’s Chief Accounting Officer, effective effective March 1, 2022. In that role, Mr. Hawke will be the Company’s principal accounting officer. Mr. Hawke will replace Louis Bowers, who will continue to serve as the Company’s Global Controller and principal accounting officer through February 28, 2022 to ensure continuity and a smooth transition to Mr. Hawke. Effective December 1, 2021, Mr. Bowers will serve in his new role as the Company’s Global Head of Financial Planning & Analysis.
Mr. Hawke, 37, has served as the Assistant Global Controller of the Company since April 2021. Prior to that, Mr. Hawke served in various positions at the Company, including Global Head of External Reporting and Consolidations from September 2018 to April 2021, Vice President, Global Controllership from June 2017 to September 2018, and Senior Manager, Global Finance from January 2016 to June 2017. Prior to joining the Company in January 2016, Mr. Hawke served in various roles at CNA Insurance from December 2011 to January 2016, and he served as a Senior Associate at Ernst & Young LLP from July 2007 to December 2011. Mr. Hawke received his Master of Accountancy and B.B.A from the University of Wisconsin – Madison.
Mr. Hawke has no family relationships with any director, executive officer or person nominated or chosen by the Company to become director or executive officer of the Company. Mr. Hawke is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Hawke has not entered any material plan, contract, arrangement, or amendment in connection with his appointment as the Company’s Chief Accounting Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2021
Jones Lang LaSalle Incorporated

By: /s/ Alan K. Tse
Name: Alan K. Tse
Title: Global Chief Legal Officer